SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549

                             FORM 8-K
                          CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
1934



Date of Report:  October 31, 1997

                           Cramer, Inc.

        Kansas                    2-69336                48-0638707
(State of Incorporation) (Commission File Number) (IRS Employer I.D. No.)

           625 Adams Street, Kansas City, Kansas 66105
             (Address of principal executive offices)

Registrant's telephone number, including area code: (913) 621-6700

ITEM 2.   ACQUISITION OF ASSETS

On October 31, 1997, the Company entered into an Asset Purchase Agreement with Floating Arms, Inc., a start-up company engaged in the development and distribution of a proprietary keyboard system designed to be placed on the arms of a chair. The keyboard is split mounted and is suitable for moderate to high use computer workstation applications. The split mounted design allows users to perform high volume data entry tasks with a minimum strain on wrists, arms and shoulders.

Under the agreement, the Company acquired substantially all of the assets of Floating Arms, Inc. The Company believes that a user obtains maximum benefit from the chair mounted keyboard when it is attached to a strong, durable, ergonomically designed chair such as that manufactured by Cramer. Accordingly, the Company will use the assets purchased to continue manufacturing and selling the keyboard device as an expansion of the Company's product offering.

The assets purchased consist primarily of tooling used in production of the split mounted keyboard, a patent related to mechanical keyswitch devices mounted on the arm of a chair, customer lists and goodwill.

The purchase price for these assets was negotiated based on competing offers from other office products manufacturers and consists of the issuance of 200,000 shares of Cramer, Inc. unregistered common stock to Floating Arms, Inc., the issuance of 10,750 shares of unregistered common stock to the CEO of Floating Arms, Inc., who will join Cramer's management team subsequent to the transaction, and the assumption of approximately $215,000 of liabilities owed by Floating Arms, Inc. These liabilities were settled shortly after the date of the closing. The negotiations placed a value of $1.50 per share on Cramer's common stock. The Asset Purchase Agreement also obligates the Company to pay a 7% royalty to Floating Arms, Inc. on Cramer sales of split mounted keyboard products that exceed $2,500,000 in the three year period subsequent to the acquisition. These royalty payments are capped at a maximum of $3,000,000.

The Company financed the cash portion of the purchase used to settle the assumed liabilities by increasing its borrowings under the consolidated Rotherwood line of credit (see discussion in Management Discussion and Analysis in the 1996 Form 10-KSB).


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

Index to Financial Statements

(A). FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

     1.   Audited Balance Sheet and Notes as of December 31, 1996
     2. Unaudited Income Statement and Statements of Cash Flows and of Changes in Stockholder's Equity for the Year Ending December 31, 1996 (to be submitted by amendment)
     3. Unaudited Balance Sheet, Income Statement and Statements of Cash Flows and of Changes in Stockholder's Equity as of December 31, 1995 and for the Year Then Ended (to be submitted by amendment)
     4. Unaudited Balance Sheet, Income Statement and Statement of Cash Flows as of September 30, 1997 and for the Nine Months then Ended (to be submitted by amendment).
     5. Unaudited Income Statements for the Quarter Ended September 30, 1997 and September 30, 1996 (to be submitted by amendment).

     Item 310 of Regulation SB indicates that Items 3 and 4 are to be audited. The Company will be submitting, by amendment, unaudited statements which exclude footnote disclosure typically made in accordance with Generally Accepted Accounting Principles because they are the only information available from the seller. An audit of these statements had not been previously performed. It is the Company's opinion that the effort and expense necessary to prepare audited financial statements meeting the requirements of Generally Accepted Accounting Principles and SEC Regulation SB would entail unreasonable effort and expense compared to the size of the acquisition. The
     Company believes that audited financial statements would not be material to understanding the transaction and its possible effects on Cramer. The future results of the Company's activities concerning the split keyboard business will be consolidated with its other business and included within the regular financial statements provided in accordance with the appropriate SEC regulations.

  The Company believes that the interim statements for Floating Arms, Inc., presented herein, include all adjustments necessary in order to make such financial statements not misleading.


(B).   PROFORMA FINANCIAL INFORMATION

  1.   Proforma Income Statement for the Year Ended December
       31, 1996 (to be submitted by amendment).

  2.   Proforma Balance Sheet as of September 30, 1997 and
       Income Statements for the Quarter and Nine Months Ended
       September 30, 1997 (to be submitted by amendment).

  The proforma financial statements which are to be submitted by amendment will be derived using the separate financial statements of the Company and Floating Arms, Inc. The proforma statements may not be in compliance with Generally Accepted Accounting Principles or SEC Regulation SB as the financial statements for floating Arms, Inc. are not in this format nor do they include all disclosures required under
  Item 310 of Regulation SB or Generally Accepted Accounting
  Principles.


(C).   INDEX TO EXHIBITS

2.1    Asset Purchase Agreement dated October 31, 1997

                          BALANCE SHEET

                        FLOATING ARMS, INC.

                         DECEMBER 31, 1996

                       Floating Arms, Inc.

                          Balance Sheet



                        December 31, 1996




                             CONTENTS

REPORT OF INDEPENDENT AUDITORS . . . . . . . . . . . . . . . . .1


BALANCE SHEET. . . . . . . . . . . . . . . . . . . . . . . . . .2
NOTES TO BALANCE SHEET . . . . . . . . . . . . . . . . . . . . .3

                  Report of Independent Auditors


Board of Directors and Shareholders
Floating Arms, Inc.

We have audited the accompanying balance sheet of Floating Arms, Inc. as of December 31, 1996. This balance sheet is the responsibility of the Company's management. Our responsibility is to express an opinion on this balance sheet based on our audit.

Except as discussed in the following paragraph, we conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the balance sheet is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the balance sheet. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall balance sheet presentation. We believe that our audit of the balance sheet provides a reasonable basis for our opinion.

Because of inadequacies in the Company's accounting records for the previous year, we were unable to determine the consistency of application of accounting principles with the preceding year.

In our opinion, the balance sheet referred to in the first paragraph above presents fairly, in all material respects, the financial position of Floating Arms, Inc. at December 31, 1996, in conformity with generally accepted accounting principles.

The accompanying balance sheet has been prepared assuming the Company will continue as a going concern. As discussed in Note 3 to the balance sheet, the Company's accumulated deficit and negative working capital raise substantial doubt about its ability to continue as a going concern. (Management's plans as to these matters are also described in Note 3.) The balance sheet does not include any adjustments that might result from the outcome of this uncertainty.



March 24, 1997

                       Floating Arms, Inc.

                          Balance Sheet

                        December 31, 1996



ASSETS
Current assets:

 Accounts receivable                                         $     9,019
 Inventories:
   Raw Materials                                                  27,384
   Finished goods                                                 22,047
                                                                  49,431
Total current assets                                              58,450

Property and equipment:
 Office furniture and equipment                                   11,773
 Production equipment                                             35,085
                                                                  46,858
 Accumulated depreciation                                        (17,789)
                                                                  29,069

Other assets:
 Deposit on tooling                                               43,000
 Patent and organizational costs,
   less amortization of $588                                         452

Total assets                                                 $   130,971

LIABILITIES AND STOCKHOLDERS' DEFICIT
Current liabilities:
 Accounts payable                                            $    54,995
 Bank overdraft                                                    5,967
 Accrued compensation                                             45,279
 Accrued liabilities                                               2,177
 Advances from officer                                             7,750
 Current maturities of long-term debt                             16,498
Total current liabilities                                        132,666

Long-term debt                                                    23,305

Stockholders' deficit:
 Common stock, $1 par value:
   Authorized shares - 1.750,000
   Issued and outstanding shares - 1,147,473                   1,147,473
 Discount on stock                                              (290,025)
 Accumulated deficit                                            (882,448)
Total stockholders' deficit                                      (25,000)
Total liabilities and stockholders' deficit                  $   130,971


See accompanying notes.

1.   NATURE OF BUSINESS

Floating Arms, Inc., formerly Workplace Designs, Inc.,
("Company") is in the business of developing and providing medically based ergonomic solutions for users of computer equipment to reduce or eliminate the effects of cumulative trauma disorders. The Company's two products, the floating arms keyboard and the floating arms mousetray, are designed by medical professionals to alleviate the stress of long-term computer use.

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

INVENTORIES

Inventories are stated at the lower of cost (first-in, first-out) or market and consist primarily of purchased parts and components.

PROPERTY AND EQUIPMENT

Property and equipment are stated at cost. Depreciation is computed using the straight-line method over the estimated useful lives of the assets which range from 3 to 7 years.

OTHER ASSETS

Patent costs and organizational costs are amortized over 60 months using the straight-line method.

INCOME TAXES

Income taxes will be provided using the liability method.
Deferred income taxes will be provided for temporary differences between financial reporting and tax bases of assets and liabilities.

STOCK BASED COMPENSATION

The Company has adopted the disclosure-only provisions of Statement of Financial Accounting Standards No. 123, Accounting for Stock Based Compensation ("Statement 123"), but applies Accounting Principles Board Opinion No. 25, Accounting for Stock Issued to Employees ("APB 25"), and related interpretations in accounting for its stock plans. Under APB 25, when the exercise price of stock options equals the market price of the underlying stock on the date of grant, no compensation expense is recognized.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

IMPAIRMENT OF LONG-LIVED ASSETS

The Company will record impairment losses on long-lived assets used in operations when indicators of impairment are present and the undiscounted cash flows estimated to be generated by those assets are less than the assets' carrying amount.

3.   GOING CONCERN

The accompanying balance sheet has been prepared on the basis that the Company will continue as a going concern, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. As of December 31, 1996, the Company has an accumulated deficit of $882,448 and negative working capital of $74,216. As a result, the Company will need additional financing to continue as a going concern. Subsequent to December 31, 1996, the Company issued 60,000 shares of Common Stock and received $75,000 in proceeds. In addition, the Company issued shares of Common Stock in lieu of payment of accrued compensation owed for $27,885 as of December 31, 1996. The Company will be exploring additional financing alternatives in 1997 and anticipates completing a financing transaction in 1997. However, there can be no assurance that the Company will be successful in completing a financing transaction.

Because of uncertainties regarding the achievability of management's plans, no assurance can be given as to the Company's ability to continue in existence. The balance sheet does not include any adjustments to reflect the possible future effects on the recoverability and classification of assets or the amount and classification of liabilities that may result from the possible inability of the Company to continue as a going concern.

4.   LONG-TERM DEBT

Long-term debt consists of the following:

Note payable to bank at the bank's prime rate
plus 1% (9.25% at December 31, 1996), principal
due September 30, 1997, interest due quarterly.
The Company may receive additional advances
prior to September 30, 1997 with a total credit
limit of $12,000.                                         $ 5,098




Note payable to bank at the bank's prime rate plus
 .5% (8.75% at December 31, 1996), due in monthly
installments of $2,000, including interest, through
April 19, 2001.  The Company may receive additional
advances prior to April 19, 2001 with a total credit
limit of $110,000.  The unamortized balance of related
warrants (see Note 6) as of December 31, 1996 is $30,130.  34,705
                                                           39,803
Less current maturities                                    16,498
                                                          $23,305

The above financing agreements are secured by substantially all of the Company's assets. The note payable due in April 2001 is personally guaranteed by certain stockholders.

Maturities of long-term debt as of December 31, 1996 are as follows:

     1997                               $24,387
     1998                                20,837
     1999                                22,735
     2000                                 1,974
                                        $69,933


5.   CAPITAL STOCK

In 1996, the Company issued 83,573 shares of Common Stock at prices ranging from $1.25 to $2.14 from which the Company received proceeds of $143,226.

In January 1997, the Company issued 60,000 shares of Common Stock at $1.25 per share from which the Company received proceeds of $75,000.

6.   STOCK OPTIONS AND WARRANTS

The Company has a stock option plan (the "Plan") under which incentive stock options and non-statutory options may be granted to certain eligible employees and non-employee directors of the Company. The maximum number of shares of Common Stock currently reserved for issuance under the Plan is 120,000 shares.

                                                Weighted Average
                    Options Outstanding           Exercise Price
                     Plan     Non-Plan  Warrants     Per Share

Balance at
December 31,
1995                1,100     8,000     76,250         $ 1.50
     Granted          --      32,000    82,936           1.39
Balance at
December 31,
1996                1,100     40,000    159,186        $ 1.44

The following table summarizes information about the stock options outstanding at December 31, 1996:

                                                   Options
                    Options Outstanding         Exercisable
                                      Weighted
                                       Average
          Exercise       Number       Remaining        Number
          Prices       Outstanding  Contractual Life Exercisable

          $1.25          37,100         4.18           37,100
           2.00           4,000         3.67            4,000
                         41,100         4.13           41,100

Plan and non-plan options outstanding expire at various dates through 2001. The number of options exercisable as of December
31, 1996 was 41,100 at a weighted average exercise price of $1.33.

The weighted-average grant date fair value of options granted at market prices during the year ended December 31, 1996 was $.37 per share.

In January 1997, the Company granted options to purchase 105,000 shares of common stock to Directors. The options are exercisable at $1.25 per share and expire in April 2002.

In connection with the issuance of Common Stock at $2.00 per share from April through November 1995, the Company granted warrants to purchase a total of 56,250 shares of Common Stock. The warrants are exercisable at $2.00 per share and expire three years from the date of grant.

In connection with the issuance of Common Stock at $1.25 per share in December 1996, the Company granted warrants to purchase a total of 16,000 shares of Common Stock. The warrants are exercisable at $1.25 per share and expire in December 1999.

The Company granted warrants to purchase 31,936 shares of Common Stock for services provided. The warrants are exercisable at $.05 to $2.00 per share and expire at various dates through 2002. The warrants were deemed to have a value of $6,995 which was expensed in the period of the services.

In April 1996, the Company granted warrants to purchase 55,000 shares of Common Stock at $2.00 per share to certain stockholders in return for their personal guarantees on the Company's note payable to the bank. The warrants expire in April 2001. The warrants were deemed to have a value of $32,450 which will be amortized to interest expense over the term of the note.

In connection with the issuance of Common Stock at $1.25 per share in January 1997, the Company granted warrants to purchase a total of 30,000 shares of Common Stock. The warrants are exercisable at $1.25 per share and expire in January 2000.

In January 1997, the Company granted warrants to purchase 18,000 shares of Common Stock for advisory and consulting services. The warrants are exercisable at $1.25 per share for 3 years.

The Company has elected to follow APB 25 and related Interpretations in accounting for its employee stock options because, as discussed below, the alternative fair value accounting provided for under Statement 123 requires use of option valuation models that were not developed for use in valuing employee stock options.

The fair value for these options was estimated at the date of grant using the minimum value pricing model with the following assumptions for 1996: risk-free interest rate of 7%; dividend yield of 0%; and expected life of the options of 5 years.

The minimum value model was developed for use in estimating the fair value of traded options which have no vesting restrictions and are fully transferable. In addition, option valuation models require the input of highly subjective assumptions. Because the Company's employee stock options have characteristics significantly different from those of traded options, and because changes in the subjective input assumptions can materially affect the fair value estimate, in management's opinion, the existing models do not necessarily provide a reliable single measure of the fair value of its employee stock options.

7.   INCOME TAXES

At December 31, 1996, the Company has net operating loss carryforwards of approximately $845,000 which are available to offset future taxable income and expire in varying amounts through 2011. These carryforwards are subject to the limitations of Internal Revenue Code section 382. This section provides that limitations on the availability of net operating losses to offset current taxable income result when an ownership change has occurred for federal tax purposes.

Deferred income taxes reflect the effects of temporary differences between the carrying amount of assets and liabilities for financial reporting purposes and amounts used for income tax purposes. The components of the Company's deferred taxes as of December 31, 1996 are as follows:

Deferred tax asset:
     Net operating loss carryforwards             $330,000

Deferred tax liability:
     Depreciation                                   (6,000)
Net deferred tax asset                             324,000

Less valuation allowance                          (324,000)
Net deferred tax asset after valuation allowance  $     --

The valuation allowance was provided as the recoverability of the deferred tax assets is dependent on future taxable income.

8.   COMMITMENTS

OPERATING LEASES

The Company has operating leases for vehicles, office equipment and office space. These leases expire at various times through 2001. Future minimum lease obligations in excess of one year as of December 31, 1996 are as follows:

1997                               $ 5,184
1998                                 1,553
1999                                 1,295
2000                                 1,295
2001                                   971
                                   $10,298


TOOLING

In 1996, the Company entered into a commitment to purchase tooling for $110,000. As of December 31, 1996, the Company paid
$43,000 toward this commitment.

9.   RELATED PARTY TRANSACTIONS

During the year, the Company received an advance from an officer for $7,750. For every $25,000 raised during the private placement, the Company will repay $1,000 to the officer. In the event that funds raised are insufficient to repay the advance, the remaining amount will be converted to stock.

In January 1997, an officer received 22,500 shares of Common
Stock at $1.25 per share for payment of accrued compensation owed as of January 1997. The accrued compensation balance owed to the officer as of December 31, 1996 was approximately $28,000.

                            SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                Cramer, Inc.



Date:  November 13, 1997        /s/  Gary A. Rubin
                                Gary A. Rubin
                                Vice President, Finance